SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

July 15, 2003

F&M BANCORP

(Exact name of registrant as specified in its charter)

Commission file number 0-12638

Maryland	52-1316473
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

110 Thomas Johnson Drive Frederick, Maryland 21702
(Address of principal executive offices) (Zip Code)

(301) 694-4000
(Registrant’s telephone number, including area code)

ITEM 7. Financial Statements and Exhibits

(c) Exhibits

99.1  Press Release dated July 15, 2003 announcing Registrants second quarter 2003 earnings

99.2  Press Release dated July 15, 2003 announcing Registrants Board of Directors Voted to Coordinate Payment of Third Quarter Dividend

ITEM 9. Regulation FD Disclosure

The following information is furnished pursuant to Items 9 “Disclosure of Results of Operations and Financial Condition.”

On July 15, 2003, the Registrant issued press releases relating to its earnings for the quarter ended June 30, 2003 and third quarter dividend payment. A copy of the releases are attached as Exhibit 99.1 and Exhibit 99.2, respectively, and are incorporated herein by reference

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

July 15, 2003	/s/ KAYE A. SIMMONS
Kaye A. Simmons
Executive Vice President & Chief Financial Officer